UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                   FORM 8 - K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 23, 2006


                             -----------------------


                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           COLORADO                        0-20999               84-1058165
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                               Identification No.)


                          2458 E. RUSSELL ROAD, SUITE B
                             LAS VEGAS, NEVADA 89120
               (Address of principal executive offices) (Zip Code)


                                 (702) 740-5633
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review..

On January 23, 2006, at a meeting of the Board of Directors of Chadmoore Wireless Group, Inc. ("Chadmoore" or the "Company"), the Company's independent outside auditors notified management and the Board, that previously issued financial information for the years 2003 and 2004 and each of the four quarters of 2004 and the first two quarters of 2005 should be restated to reflect an additional $1,290,000 tax refund owed to the Company, $459,000 for the year ended December 31, 2003 and an additional $831,000 for the year ended December 31, 2004. The $459,000 anticipated refund will be added to the Company's net assets for the year ended December 31, 2003 and carried forward in the periods subsequent to December 31, 2003. The $831,000 anticipated refund will be added to the Company's net assets for the year ended December 31, 2004 and carried forward in the periods subsequent to December 31, 2004. Accordingly, the previously issued financial statements for those years and quarters contained in our previously filed Annual Reports on Form 10-KSB and Quarterly Reports on Form 10-QSB should no longer be relied upon. The Board of Directors has discussed these matters with our independent registered public accounting firm. The Company will restate its consolidated financial statements as of December 30, 2004 and for the year ended December 31, 2003 by amending its Form 10-KSB for the year ended December 31, 2004. The Company's Form 10-KSB for the year ended December 31, 2005 will include the financial statements for 2005 reflecting this change and restated quarterly financial information for 2004 and 2005.

As of the date of this Report, Chadmoore and its independent registered public accounting firms are finalizing these financial statements. The determination of the final amount of the anticipated tax refund has delayed the filing of Chadmoore's Form 10-QSB for the quarter ended September 30, 2005, accordingly, Chadmoore anticipates filing its Form 10-QSB on or about February 3, 2006 reflecting the above changes.


                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CHADMOORE WIRELESS GROUP, INC.
                                a dissolved Colorado corporation - 2002
                                (Registrant)

January 27, 2006                By: /s/ STEPHEN K. RADUSCH
---------------------------        -----------------------------------------
Date                               Name: Stephen K. Radusch
                                   Title: Chief Financial and Accounting Officer










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